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                                                                   EXHIBIT 5 (a)


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
LaBarge, Inc.:

We consent to the use of our report incorporated herein by reference.


KPMG Peat Marwick LLP

St. Louis, Missouri
August 24, 1995